UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2021

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 27, 2021, Triton International Limited (the “Company”) held its 2021 Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on (i) the election of nine directors to serve on the Company’s Board of Directors until the 2022 Annual General Meeting of Shareholders or until their respective successors are elected and qualified, (ii) an advisory vote to approve the compensation of the Company’s Named Executive Officers, (iii) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and (iv) amendments to the Company’s Bye-laws to eliminate provisions relating to the Company’s former sponsor shareholders, all of which are described in the Company’s proxy statement for the Annual Meeting. The voting results at the Annual Meeting were as follows:

Proposal 1: The Company's shareholders elected each of the following directors:

Nominee	Votes For	Votes Against	Abstained	Broker Non-Votes
Brian M. Sondey	44,026,213	1,348,910	221,299	8,195,139
Robert W. Alspaugh	44,991,840	554,055	50,527	8,195,139
Malcolm P. Baker	45,016,579	531,213	48,630	8,195,139
Annabelle Bexiga	45,266,571	285,029	44,822	8,195,139
Claude Germain	43,772,382	1,773,115	50,925	8,195,139
Kenneth Hanau	45,000,889	542,873	52,660	8,195,139
John S. Hextall	45,451,710	91,317	53,395	8,195,139
Robert L. Rosner	41,251,075	4,067,993	277,354	8,195,139
Simon R. Vernon	45,443,688	98,035	54,699	8,195,139

Proposal 2: The Company's shareholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers:

Votes For	Votes Against	Abstained	Broker Non-Votes
43,958,201	1,485,938	152,283	8,195,139

Proposal 3: The Company's shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstained	Broker Non-Votes
52,517,573	1,221,616	52,372	-

Proposal 4: The Company's shareholders approved amendments to the Company’s Bye-Laws to eliminate provisions relating to the Company’s former sponsor shareholders:

Votes For	Votes Against	Abstained	Broker Non-Votes
53,358,458	224,477	208,626	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: April 29, 2021	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary